UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
T Stamp Inc.
(Name of Registrant as Specified in its Charter)

Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on February 7, 2025

December 16, 2024

Dear Stockholder:
We cordially invite you to attend the Special Meeting of Stockholders of T Stamp Inc. dba Trust Stamp (the “Special Meeting”). The Special Meeting will be held on Friday, February 7, 2025, at 8:00 a.m. Eastern Time and will be held entirely online live via audio webcast. You will be able to attend and participate in the Special Meeting virtually by visiting www.colonialstock.com/IDAI2025, where you will be able to listen to the Special Meeting live, submit questions, and vote.
You will find important information about the matters to be voted on at the Special Meeting in the accompanying Notice of Special Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet prior to the Special Meeting or by phone and how to request to receive a printed copy of our proxy materials.
Your vote is important. We hope you will attend the virtual Special Meeting. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Special Meeting. Details about how to attend the virtual Special Meeting, how to submit questions, and how to cast your votes are posted at www.colonialstock.com/IDAI2025 and can be found in this proxy statement in the section entitled “Questions and Answers about the Special Meeting and Voting—How can I attend and vote at the Special Meeting?”.

Very truly yours,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer

3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Special Meeting Date		Friday, February 7, 2025
Time		8:00 a.m. Eastern Time
Place		www.colonialstock.com/IDAI2025

Items of Business	(1)
Ratify, by a vote of all the stockholders, the approval of the issuance of, and the issuance of shares upon the exercise of, certain common stock purchase warrants consisting of Series A common warrants exercisable for up to 5,555,548 shares of Class A Common Stock at an exercise price of $0.54 per share of Class A Common Stock (the “Series A Warrants”), and Series B common warrants exercisable for up to 4,166,661 shares of Class A Common Stock at an exercise price of $0.54 per share (the “Series B Warrants”, and collectively with the Series A Warrants, the “Private Placement Warrants”) issued pursuant that certain Securities Purchase Agreement dated December 5, 2024 between our Company and Armistice Capital Master Fund Ltd. (the “Armistice SPA”), as required by and in accordance with Nasdaq Listing Rule 5635(d));

	(2)	To transact any other business that properly comes before the Special Meeting and any adjournment or postponement of the Special Meeting.

Record Date		Holders of record of our capital stock on December 18, 2024, are entitled to receive notice of, and to vote at, the Special Meeting and any postponement or adjournment of the Special Meeting.
Voting		Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Special Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at www.colonialstock.com/IDAI2025 or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need while lowering the cost of delivery and reducing the environmental impact of our Special Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 7, 2025: This notice and our proxy statement are available at www.colonialstock.com/IDAI2025.

By Order of the Board of Directors of T Stamp Inc.,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer
Atlanta, Georgia
December 16, 2024

3017 Bolling Way NE, Floor 2
Atlanta, Georgia, 30305
(404) 806-9906
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of T Stamp Inc., a Delaware corporation, of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”).
The Special Meeting will be held on Friday, February 7, 2025, at 8:00 a.m. Eastern Time, online at www.colonialstock.com/IDAI2025. The Special Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting www.colonialstock.com/IDAI2025 and clicking on the “Virtual Meeting Instructions” link under the proxy materials to register for the meeting. You must enter the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may call Colonial Stock Transfer at (877) 285-8605 for assistance in recovering your control number. Only stockholders with a valid control number will be able to vote and ask questions at the Special Meeting, as well as access the list of stockholders as of the close of business on the Record Date (as defined below).
We expect to begin furnishing these proxy materials to stockholders on or about December 27, 2024.
A form of the proxy card is attached as Appendix A to this proxy statement.
When we use the term “Trust Stamp,” “Company,” “us,” “we,” or “our,” we mean T Stamp Inc. and its subsidiaries on a consolidated basis (unless context indicates otherwise).
What matters will be voted on at the Special Meeting?
We will ask stockholders to vote on the following matters at the Special Meeting:

(1)
Ratify, by a vote of all the stockholders, the issuance of the Private Placement Warrants issued pursuant to the Armistice SPA, including the issuance of up to 9,722,209 shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants, as required by and in accordance with Nasdaq Listing Rule 5635(d)); (“Proposal 1”);

(2)	To transact any other business that properly comes before the Special Meeting and any adjournment or postponement of the Special Meeting.
Who can vote?
Stockholders of record of our capital stock at the close of business on the record date of December 18, 2024 (the “Record Date”), are entitled to receive notice of, and to vote at, the Special Meeting. Our capital stock currently outstanding consists of our , par value $0.01, all of which is designated as Class A Common Stock.

Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date. For additional information, see our Third Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 to the Company’s Annual Report on Form 10-K filed with the SEC on April 1, 2024. Cumulative voting is not permitted.
A list of stockholders will also be available during the Special Meeting through the Special Meeting website for those stockholders who choose to attend.
To attend and participate in the Special Meeting, you must visit www.colonialstock.com/IDAI2025, click on the “Virtual Meeting Instructions” link, and follow the instructions to register for the meeting. The Special Meeting webcast will begin promptly at 8:00 a.m. Eastern Time. We encourage you to access the Special Meeting prior to the start time, and allow ample time for the registration and check-in procedures.
What is the difference between a stockholder of record and a beneficial holder?
Many of our stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Company, Inc. (“Colonial Stock Transfer”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Special Meeting.
Beneficial Holder
If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank, or other nominee is the stockholder of record and has forwarded proxy materials to you as the beneficial holder. As the beneficial holder, you have the right to direct your broker, bank, or other nominee how to vote your shares and are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Special Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares.
How do I vote?
Stockholder of Record
If you are a stockholder of record, you can vote over the phone or on the internet prior to the Special Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the proxy card included with the materials. Finally, you can vote online at the Special Meeting by attending the Special Meeting online and following the instructions posted at www.colonialstock.com/IDAI2025.
Beneficial Holder
If you are a beneficial holder, you can vote over the phone or on the internet prior to the Special Meeting by following the instructions you received from your broker, bank, or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Special Meeting by attending the Special Meeting online and following the instructions posted at www.colonialstock.com/IDAI2025.

If you do not give your broker, bank, or other nominee instructions as to how to vote, under the rules of the Nasdaq, your broker, bank, or other nominee may vote your shares with respect to “routine” items, but not with respect to “non-routine” items. We believe Proposal 1 will be considered a “non-routine” matter, and that accordingly brokers or nominees will not be able to vote shares in the absence of instructions. For purposes of the Proposal, a broker non-vote is not considered to be a “vote cast” at the meeting and will have no effect on that proposal.
Multiple Holdings
If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.
How can I attend and vote at the Special Meeting?
The Special Meeting will be held entirely online live via audio webcast. Any stockholder can attend the virtual Special Meeting live at www.colonialstock.com/IDAI2025. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials, you can vote at the Special Meeting.
A summary of the information you need to attend the Special Meeting online is provided below.

•	To participate in the Special Meeting, you will need the control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

•	The Special Meeting webcast will begin promptly at 8:00 a.m. Eastern Time on Friday, February 7, 2025. We encourage you to access the Special Meeting prior to the start time. You should allow ample time for the check-in procedures.

•	The virtual Special Meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting.

•	Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at www.colonialstock.com/IDAI2025 by clicking on the "Virtual Meeting Instructions” link on the website
Questions pertinent to the Special Meeting matters will be answered during the virtual Special Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Special Meeting matters, and therefore, will not be answered.
To participate in the Special Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, or other nominee to obtain your control number or otherwise vote through the broker, trustee, bank, or other holder of record. If you lose your control number, you may join the Special Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number will be able vote and ask questions at the Special Meeting, as well as access the list of stockholders as of the close of business on the Record Date.
What if during the check-in time or during the Special Meeting I have technical difficulties or trouble accessing the virtual Special Meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting website. If you encounter any difficulties accessing the virtual Special Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Special Meeting login page.
Can I change or revoke my vote?
If you are a stockholder of record, you may change your vote at any time prior to the vote at the Special Meeting by taking any of the following actions:

•	submitting a new proxy with a later date using any of the available methods described above;
•	providing a written revocation to our Board Secretary; or
•	voting online at the Special Meeting by following the instructions at www.colonialstock.com/IDAI2025.
If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee following the instructions they provided to you. You may also vote online at the Special Meeting, which will have the effect of revoking any previously submitted voting instructions, assuming you obtain your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Whether you are a stockholder of record or a beneficial owner of shares held in “street name”, your attendance at the Special Meeting online will not, by itself, automatically revoke your proxy.
What is the quorum requirement for the Special Meeting?
A quorum of stockholders is necessary for any action to be taken at the Special Meeting (other than adjournment or postponement of the Special Meeting). A quorum exists if stockholders holding one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Special Meeting in person, or by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under Nasdaq rules.
How will my shares be voted during the virtual Special Meeting?
Your shares will be voted in accordance with your properly submitted instructions.
Stockholders of Record
If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of the approval of Proposal 1 in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Special Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.
Beneficial Holders and Broker Non-Votes
If you are a beneficial holder and you do not provide voting instructions to your broker, bank, or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under Nasdaq rules, these organizations have the discretion to vote your shares on routine matters - however, they do not have the discretion to vote your shares on non-routine matters. The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.
What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
Ratify, by a vote of all the stockholders, the issuance of the Private Placement Warrants and the issuance of up to 9,722,209 shares of Class A Common Stock upon the exercise of the Private Placement Warrants issued as part of the Armistice SPA, in accordance with Nasdaq Listing Rule 5635(d)) (“Proposal 1”).
	More votes FOR than AGAINST	No effect	No	No effect

What are the recommendations of the Board?
Our Board recommends that you vote:

•
“FOR” the ratification and approval of the issuance of the Private Placement Warrants, as well as the issuance of up to 9,722,209 shares of Common Stock upon the exercise of the Private Placement Warrants issued as part of the Armistice SPA, as required by and in accordance with Nasdaq Listing Rule 5635(d)) (Proposal 1);

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.
Who will pay the costs of soliciting votes for the Special Meeting?
We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers, and employees also may solicit proxies by mail, telephone, and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.
How can I find the results of the voting after the Special Meeting?
We will announce preliminary voting results at the Special Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Special Meeting.

PROPOSAL 1 – RATIFICATION AND APPROVAL OF THE ISSUANCE OF THE PRIVATE PLACEMENT WARRANTS (AND THE ISSUANCE OF SHARES UPON THE EXERCISE THEREOF) ISSUED PURSUANT TO THE ARMISTICE SPA
On December 5, 2024, T Stamp, Inc. (the “Company”) entered into a securities purchase agreement (the “Armistice SPA”) with Armistice Capital Master Fund Ltd. (the “Armistice"), pursuant to which the Company agreed to issue and sell to Armistice (i) in a registered direct offering, (a) 2,085,000 shares of Class A Common Stock (the “Shares”); and (b) Pre-Funded Warrants (the "Pre-Funded Warrants") to purchase 3,470,548 shares of the Company's Class A Common Stock at an exercise price of $0.001 per share and (ii) in a concurrent private placement, common stock purchase warrants consisting of Series A common warrants exercisable for up to 5,555,548 shares of Class A Common Stock at an exercise price of $0.54 per share of Class A Common Stock (the “Series A Warrants”), and Series B common warrants exercisable for up to 4,166,661 shares of Class A Common Stock at an exercise price of $0.54 per share (the “Series B Warrants”, and collectively with the Series A Warrants, the “Private Placement Warrants”). The offering price per Share and respective Private Placement Warrants was $0.54, and the offering price per Pre-Funded Warrant was $0.539.
The securities to be issued in the registered direct offering were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-271091) (the “Shelf Registration Statement”), initially filed by the Company with the SEC under the Securities Act on April 3, 2023 and declared effective on April 12, 2023. The Pre-Funded Warrants are exercisable upon issuance and will remain exercisable until all of the Pre-Funded Warrants are exercised in full.
The Private Placement Warrants (and the shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.
Pursuant to the Armistice SPA, the Company agreed to hold an annual or special meeting of its stockholders within sixty (60) days following the closing date of the Armistice SPA for the purpose of obtaining shareholder approval of the Armistice SPA and transactions contemplated thereunder (including, but not limited to, the issuance of the Pre-Funded Warrants, Private Placement Warrants, and shares issuable upon the exercise of the Pre-Funded Warrants and Private Placement Warrants) as may be required by the applicable rules and regulations of the Nasdaq Stock Market (“Shareholder Approval”). If the Company does not obtain Shareholder Approval at the first meeting, the Company must call a meeting every ninety (90) days thereafter to seek Shareholder Approval until the earlier of the date on which Shareholder Approval is obtained or the warrants are no longer outstanding.
The Private Placement Warrants are immediately exercisable upon the date Shareholder Approval is received, and will expire five years thereafter, and in certain circumstances may be exercised on a cashless basis. If we fail for any reason to deliver shares of Class A Common Stock upon the valid exercise of the Private Placement Warrants, subject to our receipt of a valid exercise notice and the aggregate exercise price, by the time period set forth in the Private Placement Warrants, we are required to pay the applicable holder, in cash, as liquidated damages as set forth in the Private Placement Warrants. The Pre-Funded Warrants and Private Placement Warrants also include customary buy-in rights in the event we fail to deliver shares of common stock upon exercise thereof within the time periods set forth in the Pre-Funded Warrants and Private Placement Warrants.
On December 6, 2024, the Company closed the registered direct offering and the private placement offering (collectively, the “Offering”), raising gross proceeds of approximately $3.0 million before deducting placement agent fees and other offering expenses payable by the Company. In the event that all Private Placement Warrants are exercised for cash, the Company will receive additional gross proceeds of approximately $5,249,993. The Company’s primary use of the net proceeds will be for working capital, capital expenditures and other general corporate purposes.
Pursuant to the terms of the Armistice SPA, the Company is required within 30 days of December 5, 2024 to file a registration statement on Form S-1 or other appropriate form if the Company is not then S-1 eligible registering the resale of the shares of Class A Common Stock issued and issuable upon the exercise of the Private Placement Warrants. The Company is required to use commercially reasonable efforts to cause such registration to become effective within 91 days of the closing of the Offering, and to keep the registration statement effective at all times until no investor owns any Private Placement Warrants or shares issuable upon exercise thereof.
Pursuant to the terms of the Armistice SPA, from December 5, 2024 until 30 days after closing, subject to certain exceptions, we may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto, other than a prospectus supplement for the Shelf Registration Statement. In addition, from December 5, 2024 until 45 days after closing, we are prohibited from effecting or entering into an agreement to effect any issuance of common stock or common stock equivalents involving a variable rate transaction (as defined in the Armistice SPA).
Also in connection with the Offering, on December 5, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Shares, Pre-Funded Warrants, and Private Placement Warrants. The Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds generated from such sales and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $45,000.
The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.
In addition, pursuant to certain “lock-up” agreements (each, a “Lock-Up Agreement”) that were required to be entered into as a condition to the closing of the Armistice SPA, our officers and directors have agreed, for a period of 30 days from December 6, 2024, not to engage in any of the following, whether directly or indirectly, without the consent of Armistice under the Armistice SPA: offer to sell, sell, contract to sell pledge, grant, lend, or otherwise transfer or dispose of our common stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock (the “Lock-Up Securities”); enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities; make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lock-Up Securities; enter into any transaction, swap, hedge, or other arrangement relating to any Lock-Up Securities subject to customary exceptions; or publicly disclose the intention to do any of the foregoing.
The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Pre-Funded Warrants, the Private Placement Warrants, the Armistice SPA, and Lock-Up Agreement and is qualified in its entirety by reference to the full text of each of such document, which are filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2024 and are incorporated herein by reference.
Reasons for the Financing
The Company’s primary use of the net proceeds from the Armistice SPA is to support its working capital requirements, along with making capital expenditures as necessary and other general corporate purposes.
Reasons for the Stockholder Approval
Our Class A Common Stock is listed on the Nasdaq Capital Market, and as such, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Armistice SPA, we are seeking stockholder approval of this proposal.
Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price”. The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the sale agreement.
While the Pre-Funded Warrants were issued in a public offering, the private placement in which we issued the Private Placement Warrants exercisable for an aggregate of up to 9,722,209 shares of Class A Common Stock shares to Armistice did not constitute a public offering under the Nasdaq Listing Rules. The exercise price of the Private Placement Warrants was equal to or greater than the Minimum Price. Immediately prior to entering into the Armistice SPA, and at the time the Private Placement Warrants were issued, we had 17,748,632 shares of common stock outstanding. Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale and issuance of the Private Placement Warrants.
Under the Nasdaq Listing Rules, we are not permitted to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the issuance of the securities under the Armistice SPA (including shares issuable upon the exercise of the Pre-Funded Warrants and/or Private Placement Warrants) because they could not result in a change of control of our Company. Further, Under the Nasdaq Listing Rules, we are not permitted to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. Further, the investor has agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will exercise the Private Placement Warrants if such exercise, collectively, would result in them beneficially owning or controlling more than 4.99% (or 9.99% at the election of the holder) of the Company’s outstanding Common Stock at any time.
Consequences of Not Approving this Proposal 1
The Board is not seeking the approval of our stockholders to authorize our entry into the Armistice SPA or the issuance of the Pre-Funded Warrants. The Armistice SPA has already been executed and the Pre-Funded Warrants were issued in a public offering. Instead, the Board is seeking approval and ratification of the issuance of the Private Placement Warrants, as well as the shares of Class A Common Stock issuable upon the exercise thereof. The failure of our stockholders to approve this proposal will mean we cannot permit the exercise of the Private Placement Warrants and (ii) may incur substantial additional costs and expenses because we will need to hold another meeting every ninety (90) to vote upon this proposal until it is approved.
If the Private Placement Warrants cannot be exercised, we will not receive up to $5,249,992.86 in gross proceeds from the exercise of these warrants, which could adversely impact our ability to fund our operations.
Potential Adverse Effects of the Approval of Proposal 1
If this Proposal 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares upon exercise of the Private Placement Warrants. Assuming the full exercise of the Private Placement Warrants, an additional 9,722,209 shares of Class A Common Stock will be added to our outstanding capital stock, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Class A Common Stock.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING THE RATIFICATION AND APPROVAL OF THE ISSUANCE OF THE PRIVATE PLACEMENT WARRANTS AND SHARES ISSUABLE UPON THE EXERCISE OF THE PRIVATE PLACEMENT WARRANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets out, as of September 30, 2024, the voting securities of the Company that are owned by executive officers and directors, and other persons holding more than 5% of any class of the Company’s voting securities or having the right to acquire those securities.

	Amount		Amount
	and		and
	nature of		nature of		Percent
	beneficial		beneficial		of
Name and Address of Beneficial Owner	ownership		acquirable		class (1)
Named Officers and Directors
Gareth Genner, Chief Executive Officer, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	230,329	(2)	—		0.68%
Andrew Gowasack, President, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	294,947		—		0.87%
Alexander Valdes, Chief Financial Officer, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	107,787	(3)	—		0.32%
Tracy Ming, Financial Controller, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	16,729		0		0.05%
William McClintock, Independent Non-Executive Director, Hub 8, Unit 2 The Brewery Quarter, High St, Cheltenham GL50 3FF, United Kingdom	41,472		0		0.12%
Charles Potts, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	11,423		40520	(4)	0.23%
Kristin Stafford, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	234		0		—%
Berta Pappenheim, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	—		—		—%
All executive officers and directors as a group (8 persons)	702,921		27,569		2.27%
Other 5% Holders
DQI Holdings Inc, 1900 Saint James Place Suite 125, Houston, TX 77056	4,597,701		—		13.55%

(1)	Based on 18,819,750 shares of Class A Common Stock outstanding as of September 30, 2024, plus 15,107,175 shares of Class A Common Stock acquirable within 60 days of September 30, 2024.

(2)	Represents shares of Class A Common Stock held by Gareth Genner’s spouse, Barbara Genner (159,405) and shares of Class A Common Stock held by Gareth Genner (70,924).

(3)
Represents shares of Class A Common Stock held by Alexander Valdes’ spouse, Victoria Valdes (250), New Direction Trust Company as Custodian FBO Alexander J. Valdes ROTH IRA (500) and shares of Class A Common Stock held by Alexander Valdes (107,037). Alexander J. Valdes ROTH IRA is wholly owned by Alexander Valdes.

(4)	Represents shares of Class A Common Stock issuable at any time upon request pursuant to grants.

HOUSEHOLDING INFORMATION
We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Special Meeting or for any future meetings or stockholder communications, please send your written request to T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, Attention: Secretary, or call us at (404) 806-9906. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.
STOCKHOLDER PROPOSALS
For Inclusion in the 2025 Annual Meeting Proxy Statement
A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement pursuant to SEC Rule 14a-8 must have submitted the proposal so that it is received by us no later than August 14, 2025, unless the date of our 2025 Annual Meeting is more than 30 days before or after January 29, 2025, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, Attention: Board Secretary.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-19 must provide notice to our principal executive offices at the address above no later than November 30, 2025. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.
For Inclusion in the 2026 Annual Meeting Proxy Statement
A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement pursuant to SEC Rule 14a-8 must be submitted not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the 2026 Annual Meeting. However, if the company does not hold an annual meeting in 2026, or if the date of the 2026 Annual has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, Attention: Board Secretary.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-19 must provide notice to our principal executive offices at the address above no later than no later than 60 calendar days prior to the anniversary of the 2026 Annual Meeting. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.
WHERE YOU CAN FIND MORE INFORMATION
Trust Stamp files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Trust Stamp’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at

www.sec.gov. We also maintain a website at www.truststamp.ai, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:
T Stamp Inc.
Attention: Board Secretary
3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305, USA
(404) 806-9906
This document is a proxy statement of Trust Stamp for the Special Meeting of Trust Stamp stockholders. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. The information incorporated by reference is deemed to be part of this proxy statement. Any statement contained in this proxy statement or a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this prospectus or a subsequently filed document incorporated by reference modifies or replaces that statement.
This proxy statement incorporates by reference the documents set forth below that have previously been filed with the SEC, other than portions of these documents that are furnished under Item 2.02 or Item 7.01 of a Current Report on Form 8-K:

•	our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on April 1, 2024, which includes Risk Factors applicable to our Company;
•
our Quarterly Reports on Form 10-Q (and any amendments thereto on Form 10-Q/A) for the quarters ended March 31, 2024, June 30, 2024, and September 30, 2024, filed with the SEC on May 16, 2024, August 13, 2024, and November 15, 2024 (amended on November 21, 2024), respectively;

•
our Current Reports on Form 8-K and/or 8-K/A, filed with the SEC on January 3, 2024, March 22, 2024, March 28, 2024, April 4, 2024, May 8, 2024, May 14, 2024, June 6, 2024, July 12, 2024, July 16, 2024, July 18, 2024, July 18, 2024 (#2), August 13, 2024. September 5, 2024, September 9, 2024, September 13, 2024, September 13, 2024, October 2, 2024, October 10, 2024, November 1, 2024, November 1, 2024, November 5, 2024, November 5, 2024, November 21, 2024, and December 6, 2024.

•
Description of our Class A Common Stock contained in our Registration Statement on Form S-1 filed with the SEC on August 23, 2023, including any amendment or report filed for the purpose of updating such description.

In addition, all reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act will also be deemed to be incorporated by reference into this proxy statement and deemed to be part of this proxy statement from the date of the filing of such reports and documents.
Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, as the case may be, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth above under “Where You Can Find More Information.”
OTHER MATTERS
The Board does not know of any other matters to be brought before the Special Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Special Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors of T Stamp Inc.,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer
December 16, 2024

 Appendix A